EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of SecureTech Innovations, Inc. (“Company”) on Form 10-Q/A for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (“Amendment”), I, Anthony Vang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.The Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 5, 2026	By:	/s/ Anthony Vang
Chief Financial Officer, Treasurer, Secretary, Principal Financial Officer, Principal Accounting Officer, and Director